UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
August 14, 2025
Date of Report (Date of the earliest event reported)

Bausch + Lomb Corporation
(Exact Name of Registrant as Specified in Its Charter)

Canada	001-41380	98-1613662
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
520 Applewood Crescent
Vaughan, Ontario
Canada L4K 4B4
(Address of Principal Executive Offices)(Zip Code)
(905) 695-7700
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, No Par Value	BLCO	New York Stock Exchange	Toronto Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement.
In accordance with its terms, the Amended and Restated Director Appointment and Nomination Agreement, dated as of June 21, 2022 (the “Director Appointment and Nomination Agreement”), by and among Carl C. Icahn, Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Enterprises G.P. Inc., Icahn Enterprises Holdings L.P., IPH GP LLC, Icahn Capital LP, Icahn Onshore LP, Icahn Offshore LP and Beckton Corp. (collectively, the “Icahn Group”) and Bausch + Lomb Corporation (“Bausch + Lomb”) has terminated following the Icahn Group’s net long position in the common shares of Bausch + Lomb’s parent company, Bausch Health Companies Inc., falling below the required threshold in the Director Appointment and Nomination Agreement. The termination of the Director Appointment and Nomination Agreement was effective as of August 14, 2025.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;      Compensatory Arrangements of Certain Officers.
Effective August 14, 2025, Brett Icahn and Gary Hu resigned from the board of directors (the “Board”) of Bausch + Lomb in connection with the termination of the Director Appointment and Nomination Agreement. Messrs. Icahn and Hu were appointees of the Icahn Group and had been members of the Board since June 2022. Mr. Hu served as a member of the Audit and Risk Committee, the Talent and Compensation Committee and the Science and Technology Committee of the Board until the time of his resignation. The resignations of Messrs. Icahn and Hu did not result from any disagreement with Bausch + Lomb.
Item 7.01 Regulation FD Disclosure.
On August 18, 2025, Bausch + Lomb issued a press release announcing the foregoing updates. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 7.01 and Exhibit 99.1 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.
Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
99.1*	Press Release, dated August 18, 2025
104*	Cover Page Interactive Data File (formatted as Inline XBRL)
____________________________________
* Filed herewith.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAUSCH + LOMB CORPORATION

By:	/s/ A. Robert D. Bailey
Name:	A. Robert D. Bailey
Title:	Executive Vice President and Chief Legal Officer
Date: August 18, 2025